EXHIBIT 23.1

             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in Registration Statement No. 333-61864 of Cost-U-Less , Inc. and subsidiaries on Form S-8 of our report dated March 29, 2002, appearing in the Annual Report on Form 10-K of Cost-U-Less, Inc. and subsidiaries for the year ended December 30, 2001.


                              DELOITTE & TOUCHE LLP

                              Seattle, Washington
                              March 29, 2002